UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): December 27, 2000
                                                     -----------------


                        INSpire Insurance Solutions, Inc.
--------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



     Texas                           0-23005                    75-2595937
---------------------           ----------------            -----------------
  (State or other               (Commission File              (IRS Employer
  jurisdiction of                    Number)                Identification No.)
   incorporation)

                               300 Burnett Street,
                          Fort Worth, Texas 76102-2799
--------------------------------------------------------------------------------
             (Address and Zip Code of principal executive offices)


                                 (817) 348-3900
                            ------------------------
              Registrant's telephone number, including area code


                                (Not Applicable)
         ------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events

     The information set forth in the news release dated December 27, 2000 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news release.












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

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSPIRE INSURANCE SOLUTIONS, INC.


Date: December 29, 2000                      By: /s/ Patrick Grady
                                                ----------------------------
                                                Patrick Grady
                                                Chief Financial Officer




                                             By: /s/ John F. Pergande
                                                ----------------------------
                                                John F. Pergande
                                                Chairman and Chief Executive
                                                Officer














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